UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 09/17/2016

CDI Corp.
(Exact name of registrant as specified in its charter)

Commission file number: 001-05519

Pennsylvania (State of incorporation)	23-2394430 (I.R.S. Employer Identification Number)

1735 Market Street, Suite 200 Philadelphia, PA 19103 (Address of principal executive offices, including zip code)

(215) 569-2200 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

CDI Corporation (“CDI”), a subsidiary of CDI Corp. (the "Company"), and International Business Machines Corporation (“IBM”) have entered into a Master Statement of Work (“MSOW”), pursuant to which CDI will provide information technology staffing and other services to IBM. The MSOW replaces the previous Master Statement of Work between CDI and IBM which became effective on December 31, 2011. Revenue from IBM accounted for approximately 15% of the Company’s total consolidated revenue in 2015.

The MSOW became effective on September 17, 2016 and will remain in effect until the later of September 16, 2018 or until all services provided by CDI are completed. By giving at least a one month’s written notice to CDI, IBM will have the right to extend the term of the MSOW for a maximum of three years.

CDI's fees under the MSOW are based on the number of hours worked by personnel supplied by CDI to IBM. There is no minimum or guaranteed amount of business or fees under the MSOW. The hourly rates charged under the contract depend on a number of factors, including the job category and skill level of the person supplied by CDI, the geographical area in which the person works, the length of the person's assignment, and the total number of hours billed by CDI during each annual period. Invoices are due and payable by IBM 75 days from receipt of a proper invoice.

Services provided under the MSOW are subject to the terms and conditions of a Supplier Relationship Agreement (the “SRA”) which became effective on September 3, 2016. The SRA replaces the previous Technical Services Agreement which CDI and IBM entered into in July 2005 and which was subsequently amended. The SRA indicates that the details regarding the services to be provided by CDI will be contained in statements of work. The SRA provides that IBM may terminate a statement of work with or without cause upon written notice to CDI. The SRA will remain in effect until terminated. Either party may terminate the SRA for cause if the other is in material breach of the agreement, provided that the party which is not in breach gives written notice and, when in IBM’s discretion a material breach can be cured, a reasonable opportunity to cure.

A copy of the MSOW is attached as Exhibit 10.1 and is incorporated herein by reference. A copy of the SRA is attached as Exhibit 10.2 and is also incorporated herein by reference. The foregoing description of the MSOW and SRA is qualified in its entirety by reference to the documents attached as Exhibits 10.1 and 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Master Statement of Work between International Business Machines Corporation and CDI Corporation effective on September 17, 2016.

Exhibit 10.2 Supplier Relationship Agreement between International Business Machines Corporation and CDI Corporation effective on September 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI CORP.
(Registrant)

By: /s/ Brian D. Short
Brian D. Short
Executive Vice President,
Chief Administrative Officer
and General Counsel

Date: September 22, 2016

EXHIBIT INDEX

Number	Description
10.1	Master Statement of Work between International Business Machines Corporation and CDI Corporation effective on September 17, 2016.

10.2	Supplier Relationship Agreement between International Business Machines Corporation and CDI Corporation effective on September 3, 2016.